UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section l3 or l5(d) of the
Securities Exchange Act of l934

August 5, 2016
Date of report (date of earliest event reported)

SP PLUS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601‑7702
(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2016, the Board of Directors (the “Board”) of SP Plus Corporation (the “Company”) approved and adopted an amendment (the “Amendment”) to the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”). Because the Bylaws did not contain any forum selection provision, the Company risked uncertainty and expense from concurrent multi-jurisdictional litigation. The Amendment addresses this risk by adding new Article XII to the Bylaws, which includes, among other matters, a forum selection provision to specify that the Court of Chancery of the State of Delaware is the sole forum for (i) derivative actions on behalf of the Company; (ii) claims asserting a breach of fiduciary duty against the directors, officers, employees or stockholders of the Company; (iii) claims against the Company or its directors, officers or employees pursuant to Delaware law or the Company’s organizational documents; or (iv) claims against the Company governed by the internal affairs doctrine.

The Board determined that adoption of the forum selection provision is in the best interests of the Company and its stockholders for a number of reasons, including, among others, the importance of preventing the unnecessary diversion of corporate resources to address costly, wasteful and duplicative multi-forum litigation, facilitating increased consistency and predictability in litigation outcomes for the benefit of the Company and its stockholders and recent statutory developments in Delaware and case law developments in other jurisdictions upholding the Board’s authority to adopt such bylaws and their validity. The Board also determined that the Amendment preserves the ability of the Company to consent to an alternative forum and, importantly, preserves the ability of stockholders to bring, subject to applicable law, the kinds of litigation addressed by the Amendment.

The foregoing description of the Amendment to the Bylaws is not complete and is qualified in its entirety by reference to the Amendment to the Bylaws of the Company effective August 5, 2016, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

9.01(d)  Exhibits

3.1	Amendment to the Fourth Amended and Restated Bylaws of SP Plus Corporation effective August 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION

Date: August 9, 2016	By: /s/ VANCE C. JOHNSTON
Vance C. Johnston, Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

3.1	Amendment to the Fourth Amended and Restated Bylaws of SP Plus Corporation effective August 5, 2016.